UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2023

ORION ENERGY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	01-33887	39-1847269
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2210 Woodland Drive, Manitowoc, Wisconsin	54220
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (920) 892-9340

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425, under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12, under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b), under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c), under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, no par value	OESX	The Nasdaq Stock Market LLC (NASDAQ Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 21, 2023, Orion Energy Systems, Inc. (the “Company”) received written notice (the “Notification Letter”) from the Listing Qualifications Department of The NASDAQ Stock Market LLC (“Nasdaq”) notifying the Company that it is not in compliance with the minimum bid price requirements set forth in Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Rule”) for continued listing on The Nasdaq Capital Market. The Bid Price Rule requires listed securities to maintain a minimum bid price of $1.00 per share, and Listing Rule 5810(c)(3)(A) provides that a failure to meet the minimum bid price requirement exists if the deficiency continues for a period of 30 consecutive business days. Based on the closing bid price of the Company’s common stock for the 30 consecutive business days prior to the date of the Notification Letter, the Company no longer meets the Bid Price Rule.

The Notification Letter does not impact the Company’s current listing on The Nasdaq Capital Market at this time, and shares of the Company’s common stock will continue to trade on the Nasdaq Capital Market under the symbol “OESX”. The Notification Letter states that the Company has 180 calendar days, or until June 18, 2024, to regain compliance with the Bid Price Rule. To regain compliance, the Company’s common stock must have a closing bid price of at least $1.00 per share for a minimum of 10 consecutive business days. If the Company does not regain compliance by June 18, 2024, an additional 180 days may be granted to regain compliance, so long as the Company meets The Nasdaq Capital Market initial listing criteria (except for the Bid Price Rule) and notifies Nasdaq in writing of its intention to cure the deficiency during the second compliance period, including the implementation of a reverse stock split, if necessary. If the Company does not qualify for the second compliance period or fails to regain compliance during the second 180-day period, then Nasdaq will notify the Company of its determination to delist the Company’s common stock, at which point the Company would have an opportunity to appeal the delisting determination to a hearings panel.

The Company intends to monitor the closing bid price of its common stock and may, if appropriate, consider implementing available options to regain compliance with the Bid Price Rule.

The Company’s management remains committed to the Company’s strategy of increasing its revenues and adhering to a strict cost culture. As previously announced, the Company achieved 17% year-over-year and sequential growth in the fiscal 2024 second quarter. In addition, the Company expects to achieve fiscal 2024 revenue growth of 30% above fiscal 2023 revenue. This anticipated performance in the second half of fiscal 2024 is expected to generate positive Adjusted EBITDA and free cash flow during that period. The Company believes achievement of this performance will enable the Company to regain compliance with the Bid Price Rule.

Safe Harbor Statement

Certain matters discussed in this Current Report on Form 8-K are “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements may generally be identified as such because the context of such statements will include words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” or words of similar import. Similarly, statements that describe the Company’s future outlook, plans, expectations, objectives or goals are also forward-looking statements. Such forward-looking statements are subject to certain risks and uncertainties that could cause results to differ materially from those expected, including, but not limited to, the following: (i) the Company’s ability to satisfy its ongoing liquidity needs, including the availability of additional debt financing and/or equity capital to pursue the Company’s business initiatives; (ii) the Company’s ability to realize the anticipated benefits of the Voltrek acquisition; (iii) the

Company may encounter substantial difficulties, costs and delays involved in integrating its operations with Voltrek’s business; (iv) disruption of management’s attention from ongoing business operations due to the Voltrek acquisition; (v) the Company’s ability to manage general economic, business and geopolitical conditions, including the impacts of natural disasters, pandemics and outbreaks of contagious diseases and other adverse public health developments, such as the COVID-19 pandemic; (vi) the deterioration of market conditions, including the Company’s dependence on customers’ capital budgets for sales of products and services, and adverse impacts on costs and the demand for its products as a result of factors such as the COVID-19 pandemic and the implementation of tariffs; (vii) the Company’s ability to adapt and respond to supply chain challenges, especially related to shipping and logistics issues, component availability, rising input costs, and a tight labor market; (viii) the Company’s ability to recruit, hire and retain talented individuals in all disciplines of the company; (ix) the Company’s ability to successfully launch, manage and maintain its refocused business strategy to successfully bring to market new and innovative product and service offerings; (x) potential asset impairment charges and/or increases on the Company’s deferred tax asset reserve; (xi) the Company’s dependence on a limited number of key customers, and the potential consequences of the loss of one or more key customers or suppliers, including key contacts at such customers; (xii) the Company’s ability to identify and successfully complete transactions with suitable acquisition candidates in the future as part of its growth strategy; (xiii) the availability of additional debt financing and/or equity capital to pursue the Company’s evolving strategy and sustain our growth initiatives; (xiv) the Company’s risk of potential loss related to single or focused exposure within the current customer base and product offerings; (xv) the Company’s ability to achieve and sustain profitability and positive cash flows; (xvi) the Company’s ability to differentiate its products in a highly competitive and converging market, expand its customer base and gain market share; (xvii) the Company’s ability to manage and mitigate downward pressure on the average selling prices of its products as a result of competitive pressures in the LED market; (xviii) the Company’s ability to manage its inventory and avoid inventory obsolescence in a rapidly evolving LED market; (xix) the Company’s increasing reliance on third parties for the manufacture and development of products, product components, as well as the provision of certain services; (xx) the Company’s increasing emphasis on selling more of its products through third party distributors and sales agents, including its ability to attract and retain effective third party distributors and sales agents to execute its sales model; (xxi) the Company’s ability to develop and participate in new product and technology offerings or applications in a cost effective and timely manner; (xxii) the Company’s ability to maintain safe and secure information technology systems; (xxiii) the Company’s failure to comply with the covenants in its credit agreement; (xxiv) the Company’s ability to balance customer demand and production capacity; (xxv) the Company’s ability to maintain an effective system of internal control over financial reporting; (xxvi) price fluctuations (including as a result of tariffs), shortages or interruptions of component supplies and raw materials used to manufacture the Company’s products; (xxvii) the Company’s ability to defend its patent portfolio and license technology from third parties; (xxviii) a reduction in the price of electricity; (xxix) the reduction or elimination of investments in, or incentives to adopt, LED lighting or the elimination of, or changes in, policies, incentives or rebates in certain states or countries that encourage the use of LEDs over some traditional lighting technologies; (xxx) the cost to comply with, and the effects of, any current and future industry and government regulations, laws and policies; (xxxi) potential warranty claims in excess of the Company’s reserve estimates; and (xxxii) the other risks described in the Company’s filings with the Securities and Exchange Commission. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are made only as of the date of this Current Report on Form 8-K and the Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. More detailed information about factors that may affect the Company’s performance may be found in its filings with the Securities and Exchange Commission, which are available at http://www.sec.gov or at http://investor.oriones.com/ in the Investor Relations section of the Company’s website.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORION ENERGY SYSTEMS, INC.

Date: December 22, 2023	By:	/s/ J. Per Brodin
J. Per Brodin
Chief Financial Officer